For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES FIRST QUARTER 2026 EARNINGS

ABILENE, Texas, April 16, 2026 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings for the first quarter of 2026 of $71.54 million compared to earnings of $73.31 million for the fourth quarter of 2025 and $61.35 million for the same quarter a year ago. Basic and diluted earnings per share were $0.50 for the quarter ended March 31, 2026 compared to $0.51 for the quarter ended December 31, 2025 and $0.43 for the quarter ended March 31, 2025.

“We are pleased to start 2026 with a strong increase in net income of 16.6 percent year over year, primarily due to our core balance sheet growth and decreased funding costs over the past year,” said David Bailey, President and CEO. “While the current macro environment is uncertain with the ongoing Iran conflict, our Company remains financially strong, sound and secure as reflected in our strong capital levels, diversified core deposit base, and sound lending practices. We appreciate our associates who work hard every day to build new customer relationships while providing exceptional service,” added Mr. Bailey.

Net interest income for the first quarter of 2026 was $134.79 million compared to $131.37 million for the fourth quarter of 2025 and $118.79 million for the first quarter of 2025. The net interest margin, on a tax-equivalent basis, was 3.86 percent for the first quarter of 2026 compared to 3.81 percent for the fourth quarter of 2025 and 3.74 percent for the first quarter of 2025. Net interest income was affected by a $1.26 million reversal of interest expense, improving the core margin by about 3 basis points. Average interest-earning assets were $14.54 billion for the first quarter of 2026 compared to $14.08 billion for the fourth quarter of 2025 and $13.16 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $2.29 million for the first quarter of 2026 compared to a provision reversal of $2.49 million for the fourth quarter of 2025 and a provision for credit losses of $3.53 million for the first quarter of 2025.

At March 31, 2026, the allowance for credit losses totaled $107.92 million, or 1.30 percent of loans held-for-investment (“loans” hereafter), compared to $105.54 million, or 1.29 percent of loans, at December 31, 2025 and $101.08 million, or 1.27 percent of loans, at March 31, 2025.

Net charge-offs totaled $356 thousand for the first quarter of 2026 compared to net charge-offs of $391 thousand for the fourth quarter of 2025 and $236 thousand for the first quarter of 2025. Nonperforming assets as a percentage of loans and foreclosed assets decreased to 0.66 percent at March 31, 2026, compared with 0.69 percent at December 31, 2025 and 0.78 percent at March 31, 2025.

Noninterest income for the first quarter of 2026 was $32.10 million compared to $30.23 million for the first quarter of 2025.

•
Trust fees increased to $13.36 million for the first quarter of 2026 compared to $12.65 million for the first quarter of 2025, driven by the increase in market value of trust assets managed to $11.91 billion at March 31, 2026, compared to $10.86 billion at March 31, 2025.
•
Service charges on deposits decreased to $6.08 million for the first quarter of 2026 compared with $6.18 million for the first quarter of 2025, driven by a decrease in overdraft fees.

•
Mortgage income increased to $4.28 million for the first quarter of 2026 compared to $2.83 million for the first quarter of 2025, due to increased volume in mortgage loans originated and better margins.

Noninterest expense for the first quarter of 2026 totaled $76.77 million compared to $70.34 million for the first quarter of 2025.

•
Salary, commissions, and employee benefit costs increased to $45.98 million for the first quarter of 2026, compared to $42.14 million in the first quarter of 2025, primarily resulting from additions to staff and merit-based and market driven pay increases to officers and employees over the past year.
•
Noninterest expenses, excluding salary related costs, increased $2.59 million for the first quarter of 2026 compared to the same period in 2025, largely due to increases in software amortization, professional fees and operational and other losses.

The Company’s efficiency ratio was 44.98 percent for the first quarter of 2026 compared to 46.36 percent for the first quarter of 2025.

As of March 31, 2026, consolidated total assets were $15.39 billion compared to $15.45 billion at December 31, 2025, and $14.31 billion at March 31, 2025. Loans totaled $8.29 billion at March 31, 2026, compared with $8.16 billion at December 31, 2025 and $7.95 billion at March 31, 2025. Loans grew $126.84 million or 6.31 percent annualized from 2025 year end balances. Deposits and Repurchase Agreements totaled $13.31 billion at March 31, 2026 compared to $13.41 billion at December 31, 2025 and $12.52 billion at March 31, 2025. Core deposits grew during the quarter but were offset by declines in public fund balances.

Shareholders’ equity was $1.94 billion as of March 31, 2026, compared to $1.92 billion and $1.68 billion at December 31, 2025 and March 31, 2025, respectively. The unrealized loss on the securities portfolio, net of applicable tax, totaled $290.06 million at March 31, 2026, compared to an unrealized loss of $269.94 million and $388.89 million at December 31, 2025 and March 31, 2025, respectively, due to the changes in market interest rates during the respective periods.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Spring, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The Nasdaq Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

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Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2026	2025
ASSETS	Mar. 31	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Cash and due from banks	$264,850	$249,466	$237,466	$264,000	$232,943
Interest-bearing demand deposits in banks	458,203	826,947	401,580	435,612	682,362
Federal funds sold	14,075	1,575	11,750	8,750	11,750
Investment securities	5,668,792	5,514,113	5,260,813	4,886,548	4,760,431
Loans, held-for-investment	8,285,120	8,158,276	8,243,625	8,074,944	7,945,611
Allowance for credit losses	(107,918)	(105,536)	(105,958)	(102,792)	(101,080)
Net loans, held-for-investment	8,177,202	8,052,740	8,137,667	7,972,152	7,844,531
Loans, held-for-sale	22,984	29,992	26,015	33,233	14,348
Premises and equipment, net	150,989	149,985	149,651	148,999	150,589
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	128	171	257	343	428
Other assets	316,941	308,006	302,848	313,723	301,251
Total assets	$15,387,645	$15,446,476	$14,841,528	$14,376,841	$14,312,114

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,385,878	$3,401,057	$3,446,262	$3,439,059	$3,356,553
Interest-bearing deposits	9,859,359	9,944,472	9,399,986	9,009,357	9,110,218
Total deposits	13,245,237	13,345,529	12,846,248	12,448,416	12,466,771
Repurchase agreements	67,946	62,956	50,646	48,026	56,606
Borrowings	22,306	21,680	21,956	22,153	26,978
Trade date payable	-	-	-	24,965	-
Other liabilities	108,305	98,994	92,410	95,929	81,498
Shareholders' equity	1,943,851	1,917,317	1,830,268	1,737,352	1,680,261
Total liabilities and shareholders' equity	$15,387,645	$15,446,476	$14,841,528	$14,376,841	$14,312,114

	Quarter Ended
	2026	2025
INCOME STATEMENTS	Mar. 31	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Interest income	$182,945	$182,869	$179,692	$172,810	$167,110
Interest expense	48,154	51,501	52,691	49,080	48,321
Net interest income	134,791	131,368	127,001	123,730	118,789
Provision for credit losses	2,291	(2,486)	24,435	3,132	3,528
Net interest income after provision for credit losses	132,500	133,854	102,566	120,598	115,261
Noninterest income	32,096	33,349	34,264	32,873	30,230
Noninterest expense	76,768	77,650	73,666	71,735	70,335
Net income before income taxes	87,828	89,553	63,164	81,736	75,156
Income tax expense	16,285	16,239	10,897	15,078	13,810
Net income	$71,543	$73,314	$52,267	$66,658	$61,346

PER COMMON SHARE DATA
Net income - basic	$0.50	$0.51	$0.37	$0.47	$0.43
Net income - diluted	0.50	0.51	0.36	0.47	0.43
Cash dividends declared	0.19	0.19	0.19	0.19	0.18
Book value	13.57	13.39	12.78	12.14	11.75
Tangible book value	11.38	11.20	10.59	9.95	9.55
Market value	29.45	29.87	33.65	35.98	35.92
Shares outstanding - end of period	143,279,030	143,213,102	143,188,051	143,077,619	143,019,433
Average outstanding shares - basic	143,210,755	143,180,215	143,105,224	143,023,544	142,949,514
Average outstanding shares - diluted	143,608,079	143,542,801	143,474,169	143,378,505	143,355,148

PERFORMANCE RATIOS
Return on average assets	1.89%	1.94%	1.44%	1.89%	1.78%
Return on average equity	14.83	15.62	11.85	15.82	15.12
Return on average tangible equity	17.66	18.78	14.44	19.43	18.68
Net interest margin (tax equivalent)	3.86	3.81	3.80	3.81	3.74
Efficiency ratio	44.98	46.10	44.74	44.97	46.36

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2026	2025
ALLOWANCE FOR LOAN LOSSES	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Balance at beginning of period	$105,536	$105,958	$102,792	$101,080	$98,325
Loans charged-off	(1,174)	(3,387)	(22,612)	(1,189)	(946)
Loan recoveries	818	2,996	272	469	710
Net recoveries (charge-offs)	(356)	(391)	(22,340)	(720)	(236)
Provision for loan losses	2,738	(31)	25,506	2,432	2,991
Balance at end of period	$107,918	$105,536	$105,958	$102,792	$101,080

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$6,387	$8,842	$9,914	$9,214	$8,677
Provision for unfunded commitments	(447)	(2,455)	(1,072)	700	537
Balance at end of period	$5,940	$6,387	$8,842	$9,914	$9,214

Allowance for loan losses /
period-end loans held-for-investment	1.30%	1.29%	1.29%	1.27%	1.27%
Allowance for loan losses /
nonperforming loans	206.16	188.41	187.39	162.60	164.16
Net charge-offs (recoveries) / average total loans
(annualized)	0.02	0.02	1.07	0.04	0.01

	As of
	2026	2025
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Commercial:
C&I	$1,149,931	$1,116,461	$1,174,770	$1,202,151	$1,144,429
Municipal	384,473	342,501	347,559	306,140	338,303
Total Commercial	1,534,404	1,458,962	1,522,329	1,508,291	1,482,732
Agricultural	77,583	95,776	88,820	86,133	90,186
Real Estate:
Construction & Development	1,169,037	1,157,865	1,214,649	1,172,834	1,098,069
Farm	329,151	327,625	322,710	302,969	331,464
Non-Owner Occupied CRE	825,771	832,816	802,675	746,341	753,898
Owner Occupied CRE	1,132,114	1,120,608	1,119,425	1,124,610	1,142,618
Residential	2,322,097	2,285,830	2,308,708	2,286,220	2,217,740
Total Real Estate	5,778,170	5,724,744	5,768,167	5,632,974	5,543,789
Consumer:
Auto	751,283	732,351	718,501	698,897	679,189
Non-Auto	143,680	146,443	145,808	148,649	149,715
Total Consumer	894,963	878,794	864,309	847,546	828,904

Total loans held-for-investment	$8,285,120	$8,158,276	$8,243,625	$8,074,944	$7,945,611

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$66,864	$66,058	$76,647	$62,774	$46,103
Substandard	222,895	189,548	176,311	194,291	199,509
Total classified loans	$289,759	$255,606	$252,958	$257,065	$245,612

NONPERFORMING ASSETS
Nonaccrual loans	$52,129	$55,121	$56,394	$63,142	$60,430
Accruing loans 90 days past due	218	892	151	77	1,143
Total nonperforming loans	52,347	56,013	56,545	63,219	61,573
Foreclosed assets	1,962	479	1,997	489	115
Total nonperforming assets	$54,309	$56,492	$58,542	$63,708	$61,688

As a % of loans held-for-investment and foreclosed assets	0.66%	0.69%	0.71%	0.79%	0.78%
As a % of end of period total assets	0.35	0.37	0.39	0.44	0.43

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2026	2025
CAPITAL RATIOS	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Common equity Tier 1 capital ratio	20.23%	19.99%	19.10%	19.16%	19.12%
Tier 1 capital ratio	20.23	19.99	19.10	19.16	19.12
Total capital ratio	21.42	21.17	20.29	20.35	20.31
Tier 1 leverage ratio	12.58	12.55	12.34	12.61	12.46
Tangible common equity ratio	10.81	10.60	10.44	10.12	9.76
Equity/Assets ratio	12.63	12.41	12.33	12.08	11.74

	Quarter Ended
	2026	2025
NONINTEREST INCOME	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Trust fees	$13,363	$13,512	$12,950	$12,746	$12,653
Service charges on deposits	6,077	6,140	6,447	6,126	6,177
Debit card fees	5,245	5,791	5,333	5,218	4,967
Credit card fees	651	678	699	707	577
Gain on sale and fees on mortgage loans	4,277	4,216	4,375	4,126	2,832
Net gain (loss) on sale of foreclosed assets	(56)	(12)	(122)	200	(35)
Net gain on sale of assets	-	-	-	6	-
Loan recoveries	290	546	1,664	810	574
Other noninterest income	2,249	2,478	2,918	2,934	2,485
Total noninterest income	$32,096	$33,349	$34,264	$32,873	$30,230

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$42,959	$42,409	$40,681	$39,834	$39,157
Profit sharing expense	3,023	4,819	1,924	2,741	2,985
Net occupancy expense	3,630	3,458	3,545	3,600	3,720
Equipment expense	2,158	2,128	2,395	2,478	2,321
FDIC insurance premiums	1,560	1,695	1,635	1,585	1,575
Debit card expense	3,108	3,265	3,512	3,308	3,373
Legal, tax and professional fees	3,834	3,079	3,332	3,143	3,067
Audit fees	455	531	536	463	451
Printing, stationery and supplies	623	528	456	473	482
Amortization of intangible assets	43	86	86	86	95
Advertising, meals and public relations	1,701	1,923	1,714	1,653	1,677
Operational and other losses	1,000	1,583	1,957	720	540
Software amortization and expense	4,594	4,456	4,280	4,020	3,732
Other noninterest expense	8,080	7,690	7,613	7,631	7,160
Total noninterest expense	$76,768	$77,650	$73,666	$71,735	$70,335

TAX EQUIVALENT YIELD ADJUSTMENT	$3,791	$3,709	$3,406	$2,926	$2,700

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	Mar. 31, 2026			Dec. 31, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$4,565	$40	3.55%	$6,565	$62	3.75%
Interest-bearing demand deposits in nonaffiliated banks	461,579	4,209	3.70	434,445	4,284	3.91
Taxable securities	4,076,690	32,283	3.17	3,683,108	29,231	3.17
Tax-exempt securities	1,726,765	14,184	3.29	1,712,261	14,144	3.30
Loans	8,273,995	136,020	6.67	8,241,265	138,857	6.68
Total interest-earning assets	14,543,594	$186,736	5.21%	14,077,644	$186,578	5.26%
Noninterest-earning assets	821,635			893,739
Total assets	$15,365,229			$14,971,383
Interest-bearing liabilities:
Deposits	$9,824,362	$47,851	1.98%	$9,476,716	$51,207	2.14%
Repurchase Agreements	62,849	229	1.48	56,573	219	1.54
Borrowings	22,155	74	1.35	22,113	75	1.35
Total interest-bearing liabilities	9,909,366	$48,154	1.97%	9,555,402	$51,501	2.14%
Noninterest-bearing deposits	3,401,092			3,454,171
Other noninterest-bearing liabilities	97,986			99,623
Shareholders' equity	1,956,785			1,862,187
Total liabilities and shareholders' equity	$15,365,229			$14,971,383

Net interest income and margin (tax equivalent)		$138,582	3.86%		$135,077	3.81%

	Three Months Ended			Three Months Ended
	Sept. 30, 2025			June 30, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$10,711	$130	4.82%	$9,397	$113	4.84%
Interest-bearing demand deposits in nonaffiliated banks	216,739	2,387	4.37	379,364	4,191	4.43
Taxable securities	3,560,347	26,539	2.98	3,470,028	25,242	2.91
Tax-exempt securities	1,564,767	12,906	3.30	1,433,498	10,811	3.02
Loans	8,249,113	141,136	6.79	8,045,340	135,378	6.75
Total interest-earning assets	13,601,677	$183,098	5.34%	13,337,627	$175,735	5.28%
Noninterest-earning assets	826,660			826,635
Total assets	$14,428,337			$14,164,262
Interest-bearing liabilities:
Deposits	$9,051,463	$52,010	2.28%	$8,923,737	$48,730	2.19%
Repurchase Agreements	50,051	210	1.66	54,482	221	1.63
Borrowings	56,198	471	3.33	26,557	128	1.93
Total interest-bearing liabilities	9,157,712	$52,691	2.28%	9,004,776	$49,079	2.19%
Noninterest-bearing deposits	3,419,378			3,383,851
Other noninterest-bearing liabilities	101,268			85,745
Shareholders' equity	1,749,979			1,689,890
Total liabilities and shareholders' equity	$14,428,337			$14,164,262

Net interest income and margin (tax equivalent)		$130,407	3.80%		$126,656	3.81%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	Mar. 31, 2025
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$7,596	$90	4.81%
Interest-bearing demand deposits in nonaffiliated banks	286,040	3,174	4.50
Taxable securities	3,506,035	25,034	2.86
Tax-exempt securities	1,407,440	9,912	2.82
Loans	7,952,946	131,600	6.71
Total interest-earning assets	13,160,057	$169,810	5.23%
Noninterest-earning assets	830,055
Total assets	$13,990,112
Interest-bearing liabilities:
Deposits	$8,882,040	$47,549	2.17%
Repurchase Agreements	53,920	209	1.57
Borrowings	74,561	563	3.06
Total interest-bearing liabilities	9,010,521	$48,321	2.17%
Noninterest-bearing deposits	3,265,838
Other noninterest-bearing liabilities	68,218
Shareholders' equity	1,645,535
Total liabilities and shareholders' equity	$13,990,112

Net interest income and margin (tax equivalent)		$121,489	3.74%